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                                                                    Exhibit 99.2

                                   BLYTH, INC.
                       CONSOLIDATED STATEMENT OF EARNINGS
                      (IN THOUSANDS EXCEPT PER SHARE DATA)
                                   (Unaudited)


                                                                Three Months    Three Months      Six Months       Six Months
                                                               Ended July 31,   Ended July 31,   Ended July 31,   Ended July 31,
                                                                    2001            2000             2001             2000
                                                               ------------     -------------    --------------   --------------

Net sales                                                        $ 249,685         $ 248,688       $ 510,838        $ 540,056
Cost of goods sold                                                 124,982           116,485         247,478          249,374
                                                                 ---------         ---------       ---------        ---------
    Gross profit                                                   124,703           132,203         263,360          290,682
Selling and shipping                                                78,140            76,414         163,581          172,879
Administrative                                                      23,141            22,555          48,082           46,193
Amortization of goodwill                                             1,021             1,048           2,011            2,096
                                                                 ---------         ---------       ---------        ---------
                                                                   102,302           100,017         213,674          221,168
                                                                 ---------         ---------       ---------        ---------
    Operating profit                                                22,401            32,186          49,686           69,514
                                                                 ---------         ---------       ---------        ---------
Other expense (income)
  Interest expense                                                   4,072             4,188           8,098            8,341
  Interest income and other                                         (1,871)             (585)         (4,055)          (1,164)
  Equity in earnings of investee                                      (310)              (64)            175              787
                                                                 ---------         ---------       ---------        ---------
                                                                     1,891             3,539           4,218            7,964
                                                                 ---------         ---------       ---------        ---------
    Earnings before income taxes, minority interest
    and cumulative effect of accounting change                      20,510            28,647          45,468           61,550
Income tax expense                                                   7,630            10,667          16,914           23,040
                                                                 ---------         ---------       ---------        ---------
    Earnings before minority interest and cumulative
     effect of accounting change                                    12,880            17,980          28,554           38,510
Minority interest                                                     --                (732)           --             (1,084)
                                                                 ---------         ---------       ---------        ---------
    Earnings before cumulative effect of accounting change          12,880            18,712          28,554           39,594
Cumulative effect of accounting change (SAB 101), net of taxes        --                --              --             (1,153)
                                                                 ---------         ---------       ---------        ---------
    Net Earnings                                                 $  12,880         $  18,712       $  28,554        $  38,441
                                                                 =========         =========       =========        =========

Basic:
    Net earnings per common share before cumulative
     effect of accounting change                                 $    0.27         $    0.39       $    0.61        $    0.83
    Cumulative effect of accounting change (SAB 101)                  0.00              0.00            0.00            (0.02)
                                                                 ---------         ---------       ---------        ---------
                                                                 $    0.27         $    0.39       $    0.61        $    0.81
                                                                 =========         =========       =========        =========
    Weighted average number of shares outstanding                   47,066            47,940          47,076           47,959

Diluted:
    Net earnings per common share before cumulative
     effect of accounting change                                 $    0.27         $    0.39       $    0.60        $    0.82
    Cumulative effect of accounting change (SAB 101)                  0.00              0.00            0.00            (0.02)
                                                                 ---------         ---------       ---------        ---------
                                                                 $    0.27         $    0.39       $    0.60        $    0.80
                                                                 =========         =========       =========        =========
    Weighted average number of shares outstanding                   47,272            48,317          47,265           48,288


                           CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)
                                   (Unaudited)

                                                              July 31, 2001      July 31, 2000
                                                              -------------      -------------
Assets
  Cash and Cash Equivalents                                      $ 23,275             35,302
  Accounts Receivable, Net                                        103,354             70,371
  Inventories                                                     235,838            239,895
  Property, Plant & Equipment, Net                                257,215            270,764
  Other Assets                                                    151,419            129,765
                                                                 --------           --------
                                                                 $771,101           $746,097
                                                                 ========           ========

Liabilities and Stockholders' Equity
  Bank Debt                                                      $ 68,916           $ 49,371
  Senior Notes                                                     14,286             17,857
  Bond Debt                                                       150,000            150,000
  Other Liabilities                                               103,206            122,268
  Stockholders' Equity                                            434,693            406,601
                                                                 --------           --------
                                                                 $771,101           $746,097
                                                                 ========           ========